January 26, 2005

The American Trust Allegiance Fund
Series of Advisors Series Trust
Supplement to
Prospectus Dated June 28, 2004

Please replace the following section on page 9 of the Prospectus with the following verbiage:

Investment Advisor

The Fund’s Advisor, American Trust Investment Advisors, LLC, One Court Street, Lebanon, New Hampshire, 03766, is dedicated primarily to providing investment management services to the Fund. The Advisor and its holding company, American Trust Company, provide investment management services to individual and institutional accounts with an aggregate value in excess of $155 million as of May 30, 2004. Jeffrey M. Harris, CFA, is principally responsible for the management of the Fund's portfolio. Paul H. Collins is principally responsible for marketing and compliance. Mr. Collins (who controls the Advisor) has been active in the investment field professionally for 30 years. Mr. Collins is President of the Advisor and its holding company and has been managing portfolios of the clients of the holding company since its founding in 1991. Mr. Harris, Senior Vice President of the Advisor and its holding company, has been active in the investment field professionally for over 25 years, managing portfolios for more than the last 15 years, and managing portfolios of clients of the holding company since he became associated with them in 1995.

Please retain this Supplement with the Prospectus.
The date of this Prospectus Supplement is January 26, 2005